UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2011

Date of reporting period: November 30, 2011

Item 1. Reports to Stockholders.

WBI Absolute Return Balanced Fund

WBI Absolute Return Dividend Growth Fund

Annual Report
November 30, 2011

January 27, 2012

Dear Shareholders:

We would like to welcome our fellow shareholders who have invested in the WBI Absolute Return Balanced Fund and WBI Absolute Return Dividend Growth Fund during the inaugural year of their operations.  Despite the uncertainty created by a volatile investment landscape, our shareholders have invested more than $31 million between both Funds during their first eleven full months of existence, and we greatly appreciate your confidence in us.

While the Funds are new, the investment philosophy and strategies used in their management have been developed over many years, and are based on those used for WBI separately managed accounts with investment objectives similar to those of the Funds.  The strategy on which the Balanced Fund is based has been in use for separate account clients since 1992, and Dividend Growth was first offered as a separate account investment strategy in 2008.

Investment Philosophy

The goal of the WBI Funds is to provide consistent, attractive returns with substantially less volatility and risk to capital than traditional approaches.  We believe capital preservation is essential to providing long term portfolio growth and a consistent stream of income.  Our focus on value, dividends, and risk management has become fundamental to our investment process.

Performance Overview

The Funds were launched into a market environment of extraordinary volatility.  The inception date of both funds is December 29, 2010 and their fiscal year end is November 30, 2011, therefore they have not completed one full year of operations as of the date of this annual report.  For the fiscal period ending November 30, 2011, the Balanced Fund’s No-Load Shares returned -1.70% and the Balanced Fund’s Institutional Shares returned -1.50%.  For the same period, the S&P 500® Total Return Index returned 0.91%, Barclays Capital Government/Credit Bond Index returned 7.63%, and a custom benchmark consisting of a 50%/50% allocation to the S&P 500® Total Return Index and Barclays Capital Government/Credit Bond Index, returned 4.57%.  For the fiscal period ending November 30, 2011, the Dividend Growth Fund’s No-Load and Institutional Shares each returned -5.00% and the S&P 500® Total Return Index returned 0.91%.  The interaction of equity market volatility with the Funds’ disciplined investment process produced performance that caused each Fund to trail its indicated benchmark.

Because the strategies used in the Funds involve active management of assets with particular attributes, such as stocks that pay dividends or those that have certain value characteristics, no widely recognized benchmark is likely to be representative of the performance of either Fund.  The Funds may own assets and follow investment strategies which cause them to differ materially from the composition and performance of the benchmarks shown on performance or other reports.  For the Balanced Fund, a custom benchmark consisting of a 50%/50% allocation to the S&P 500® Total Return Index and Barclays Capital Government/Credit Index is shown because it combines a familiar U.S. equity market index with a U.S. Bond Index, and the Balanced Fund generally includes a material exposure to both U.S. equities and fixed income investments.  For the Dividend Growth Fund, the S&P 500® Total Return Index is shown as a benchmark because it is a familiar U.S. equity market index that includes the effect of dividends, and the Dividend Growth Fund generally includes a material exposure to U.S. dividend-paying equities.  However, neither benchmark is, nor is likely to become, representative of past or expected Fund holdings or performance.  For example, the S&P 500® Index is comprised of large-capitalization U.S. domiciled stocks, and the Funds may hold stocks of small, mid-sized and large companies headquartered either in the U.S. or abroad.  While the Funds focus on dividend-paying stocks, approximately 20% of the securities in the S&P 500® Index do not pay a dividend.  Because they are actively managed in an attempt to respond to changing conditions, market volatility may result in the Funds periodically holding significant allocations to cash equivalents.  The benchmark indices are unmanaged and may not be invested in directly, and their performance does not include the deduction of transaction and operational expenses, or the deduction of an investment management fee, which would likely alter their indicated historical results.

The performance results of the Funds are affected by conditions in the investment markets, however, and despite their limitations, popular indices can provide some context for understanding how those conditions affected Fund performance during the year.

Market Conditions

Equity Markets have been subject to a number of event shocks during 2011 that have contributed to unusually high volatility:

•
On March 11th an earthquake and resulting tsunami struck Japan, killing thousands and damaging the nuclear power plants at Fukushima.  Global supply chains were disrupted as key suppliers worked to bring production facilities back on line.

•
Political upheaval in the Middle East and North Africa resulted in varying degrees of regime change, and the uprising in Libya prompted a military response from the United States and NATO.  Unrest in an oil-rich region of the world had a fairly predictable effect on the price of a barrel of oil, driving it up from $91.38 at the beginning of the year to $106.72 by the end of the first quarter – an increase of 17%.  The price at the pump jumped even higher, with unleaded regular gasoline surging more than 27%, and raising concerns about the dampening effects of higher energy prices on a still fragile economic recovery.

•
The Greek debt crisis raised the prospect of on-going contagion effects that threaten the sovereign debt of other European issuers.  The specter of a possible banking crisis that could result from the sovereign debt problems, and prospects of a European recession, continue to pose risks to the fragile U.S. recovery.

•
Political intransigence in the U.S. manifested itself in the summer’s debt ceiling debacle, a downgrade of U.S. Treasury debt by Standard & Poor’s, and the failure of the so-called “Super Committee” to reach a bi-partisan budget agreement.

Combined with concerns about the prospects of a double dip recession in the U.S., these events likely contributed to increasingly frequent and dramatic short-term stock market swings.  Between January 1 and July 26, a period of 142 days, the S&P 500® Index experienced two days with one-day changes of more than 2%, or once every 71 days.  Between July 27 and November 30, a period of 89 days, the S&P 500® Index experienced 31 days with changes of more than 2%, or approximately once every 3 days.  Over six consecutive trading days in August, the S&P 500® Index had one-day moves of -4.78%, -0.06%, -6.66%, +4.74%, -4.42%, and +4.63%.

U.S. Bond Markets generally benefited from a flight to the perceived safety of fixed income securities.  U.S. Treasuries have been especially favored despite the S&P downgrade, and corporate bonds appear to be attracting some of the money leaving stocks.  However, many European sovereign debt prices have fallen as yields rise to historic (and presumably unsustainable) levels.  High yield bond prices tended to move in sympathy with the stock market, but did benefit from their yield advantage.

During the first half of 2011 ending June 30, the Balanced Fund gained 1.80%.  The more aggressive Dividend Growth Fund gained 7.24% during this period.  The extreme volatility of the year’s third quarter had a negative effect on both Funds, although the Balanced Fund’s allocation to bonds and more conservative equity selections helped mitigate its decline.  Through September 30, 2011, the Balanced Fund Institutional Shares returned -4.80% and the No-Load Shares returned -4.90%.  The Dividend Growth Fund’s return over the same period for both Institutional and No-Load Shares was -13.77%.  Both Funds benefited from the stock market’s October rally.  The Balanced Fund’s Institutional and No-Load Shares gained 5.04% and 5.05% respectively for the one month ended October 31, 2011.  The Dividend Growth Fund’s greater allocation to equities helped both the Institutional and No-Load Shares to gain 10.02% in October.

Review of Fund Trading Activity

Balanced Fund
The effects of the market’s volatility were reflected in the Fund’s trading activity.  From its inception date through November 30, 2011, approximately

65% of the securities purchased in the Balanced Fund were subsequently sold.  As would be expected, securities sold after hitting a goal stop were generally profitable, and those sold on an initial stop generally were not.  (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.)  About 16% of the securities purchased in the Fund were sold on goal stops for an average realized gain of approximately 8.5%.  About 35% of the Fund’s purchases were subsequently sold after initial stops were hit for an average realized loss of approximately 12.2%.  Reallocation decisions (generally involving adjustments to fixed income exposure) also affected approximately 15% of the Fund’s positions, resulting in realized gains of approximately 4.6%.

The Balanced Fund’s security selection process has continued to uncover what we believe to be very attractive investment opportunities.  As of the date of this report, the Balanced Fund holds 38 securities in addition to a position in a money market fund which serves as a cash equivalent.  Twenty three of these positions are held with unrealized gains of between 0.5% and 15.8%, while fifteen are held with unrealized losses ranging from -0.3% to -12.9%.  The aggregate unrealized gain amounts to 2.4% of the Fund’s value.  Examples of securities that contributed to the Fund’s performance during the fiscal period include Granite Construction Incorporated, Companhia Energetica De Minas SP ADR, Meadwestvaco Corporation Common, Eaton Corporation Common, and Murphy Oil Corporation Common.  Examples of securities that detracted from the Fund’s performance during the fiscal period include Microchip Technology Incorporated, Kronos Worldwide Incorporated Common, BGC Partners, Inc., Trustmark Corporation Common, and Huntsman Corporation Common.

As discussed above, the Fund experienced high portfolio turnover during the fiscal period.  A high portfolio turnover rate has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.  High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.

Dividend Growth Fund
The market’s exceptional volatility affected the trading activity of the Dividend Growth Fund as well.  From its inception date through November 30, approximately 67% of the securities purchased in the Fund were subsequently sold.  Once again, securities sold after hitting a goal stop were generally profitable, and those sold on an initial stop generally were not.  About 21% of the securities purchased in the Fund were sold on goal stops for an average realized gain of approximately 9.3%.  About 46% of the Fund’s purchases were subsequently sold after initial stops were hit for an average realized loss of approximately -15.0%.

The Dividend Growth Fund’s security selection process continues to uncover what we believe to be very attractive investment opportunities.  As of the date of this report, the Dividend Growth Fund holds 31 securities in addition to a position in a money market fund which serves as a cash equivalent.  Twenty four of these positions are held with unrealized gains of between 0.2% and 25.4%, while five are held with unrealized losses ranging from -0.1% to -18.5%.  The aggregate unrealized gain amounts to 6.9% of the Fund’s value.  Examples of securities that contributed to the Fund’s performance during the fiscal period include Cabot Corporation Common, Dupont Fabros Technology, Inc.  Common, P. H. Glatfelter Common, Lowe’s Companies, Inc., Common, and The Valspar Corporation Common.  Examples of securities that detracted from the Fund’s performance during the fiscal period include Lazard Ltd., Arch Coal Inc. Common, Thor Industries, Inc. Common, Fifth Third Bancorp Common, and Bank of New York Mellon Corporation.

As discussed above, the Fund experienced high portfolio turnover during the fiscal period.  A high portfolio turnover rate has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.  High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.

Implications for Fund Performance

The Funds seek to provide absolute returns, regardless of the performance of the overall markets.  The stock selection process uses quantitative computer screening of fundamental information to evaluate domestic and foreign equity securities in an attempt to find the best value and dividend opportunities worldwide.  Once candidates are identified, an overlay of technical analysis confirms timeliness of security purchases using a combination of price regression and momentum factors.  Each Fund’s buy discipline systematically adds qualifying securities within its target allocation using available cash.

Once a security is purchased, a strict sell discipline with a dynamic stop loss and goal setting process attempts to control the effects of the volatility of each invested position on the Fund’s value.  If a security stays within its acceptable price channel, it remains in the Fund’s portfolio.  If the security moves outside the acceptable price channel, a stop is triggered and the Fund will sell the security.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to help preserve capital.

As per each Fund’s disciplined investment process, trailing stops were implemented for all equity candidates purchased during the year.  The frequency of significant stock market pullbacks this year resulted in more stop related activity than usual.  When combined with solid corporate fundamentals, these periodic sell-offs generated many attractive value candidates during each Fund’s on-going screening process.  Subsequent sharp market rallies prompted repeated re-investment into these qualifying candidates with the available cash.  The result was above average turnover and intermittently high cash equivalent balances.

Because the future is unknowable, our process requires that each stop loss trigger be honored to help prevent the catastrophic losses of capital that could otherwise result from continuing to hold falling securities through declines of indeterminate depth and duration.  For the same reason, as the screening process generates lists of attractive securities that have begun moving higher, they must be purchased with available cash.  The appearance of qualifying stock candidates in the screen results must be respected as a possible indication of the start of a durable market advance.

This year’s unusual combination of very frequent cycles of extreme short-term down and up market volatility, when combined with abundant value candidates, produced an accumulation of “stop interval” losses and a negative cumulative effect on Fund returns.

Outlook

In our opinion, a disciplined focus on risk management remains a critical element of an effective investment process.  We believe U.S. equity markets continue to work through a long term – or secular – bear market.  The Dow Jones Industrial Average (DJIA) started the year 2000 at 11497.12.  On November 30, 2011 it closed at 12045.68 – an increase of 4.8% over the span of eleven years, or an annualized return of 0.42% per year.  The S&P 500® Index has fared even worse over the last eleven years.  At its November 30 close of 1246.96 it stands 18.36% below its closing high on March 24, 2000 of 1527.45.

We have examined these long-term secular market trends going back to the year 1900.  Using the DJIA as a proxy for the market, we scanned each calendar year’s returns to identify those long spans of time that we judged showed either unusually good or unusually poor performance.  We found that up to and including the year 1999, the secular cycles of outperformance and underperformance averaged about seventeen years.  On average, secular bull markets (outperformance periods) tended to last longer than secular bear markets (underperformance periods).  Secular bulls tended to go on for almost nineteen years, while secular bears lasted for around fifteen years on average.  The overall seventeen year average duration of the secular trends is not particularly important as a precise measurement, but it provides a useful context for assessing how long these trends can persist.

Nevertheless, there have been opportunities for investors to do well, even during long periods of poor stock performance.  The volatility of stocks during the last eleven years of secular underperformance has spawned several powerful short-term – or cyclical – bull markets, and companies that pay dividends to their shareholders give them a return that doesn’t rely on price movements.

While volatility can be worrisome, there are a number of factors that we believe are favorable for short to intermediate term equity performance:

•	Companies have been making money. The earnings growth rate may slow from the current pace, but consensus estimates still call for double digit growth rates this year.

•
Companies have been borrowing cheap money.  Strong demand for corporate bonds by investors and a Federal Reserve policy of keeping interest rates low have been creating ideal conditions for companies to stock up on capital at bargain prices.

•
Companies’ costs are down.  Surviving the Great Recession required many companies to cut their costs and that often meant cutting jobs.  Wages are typically a significant cost of doing business and, as the Federal Open Market Committee (FOMC) stated in the minutes of a recent meeting “wage increases continued to be restrained by the large amount of slack in the labor market.”

•
At the end of the third quarter, more than 22% of the stocks in the S&P 500® Index, and one third of the stocks in the Dow Jones Industrial Average, were selling for Price/Earnings multiples, or P/Es, of less than 10 based on their trailing twelve months’ earnings.  (P/E is a popular measure of value, and a P/E of 10 means investors are prepared to pay approximately 10 years’ worth of the S&P’s earnings to buy one of its “shares”.)  The current abundance of companies selling for single digit P/Es would seem to offer better conditions for equity investors than those that prevailed eleven years ago when stocks were wildly popular – and were selling for P/Es that were nearly three times higher.

•
The dividend yields on the S&P 500® Index and the Dow Jones Industrial Average are approximately 2% and 2.6%, respectively.  Given the possibility of increasing dividends over time, we believe this compares very favorably to the approximately 2% fixed yield on the 10 Year U.S. Treasury Bond.

•
Bonds have enjoyed a long secular bull market that began in the early 1980s.  Should economic recovery take hold, the prospect of rising interest rates may mark the beginning of a secular bear market in fixed income securities – and increase the relative attractiveness of equities.

•
We expect volatility to revert to more typical intervals and levels than those observed in the third quarter of 2011.  In that case, we would also expect the long term performance profile of the Funds’ disciplined investment process should assume a more stable trajectory.

The concerns that have been weighing on the market are legitimate.  We believe the appropriate course of action is to remain vigilant in the search for value, invest when prices begin to turn, and place the safety net of a trailing stop-loss under each position to try to capture gains and limit losses.  Following a process designed to buy value and limit losses has been our approach as investment managers for nearly twenty years, and we’re confident it continues to be a sensible way to navigate today’s uncertain environment.

Sincerely,

Gary E. Stroik	Don Schreiber, Jr.
Co-Portfolio Manager	Co-Portfolio Manager
Vice President & Chief Investment Officer	Founder & CEO

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in emerging market and foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks can be greater in emerging markets.  The Funds invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in mortgage-backed securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments.  Because the Funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Funds may invest in ETN’s which are subject to the credit risk of the issuer.  Additional risks include volatility, lack of liquidity, and sensitivity to currencies, commodities markets, and interest rate changes.  The Funds may invest in MLP’s which are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings please refer to the Schedule of Investments in this report.

While the Funds are no-load, management fees and other expenses will apply.  Please refer to the prospectus for additional information.

The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  The S&P 500® Total Return Index includes the performance effect of the dividends paid by the companies in the S&P 500 Index.

The Barclays Capital Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year.  Blended Index is a 50% S&P 500 & 50% Barclays Capital Government/Credit Blend.  The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 of the largest blue chip issues traded on the New York Stock Exchange.  One cannot invest directly in an index.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.  Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

Must be preceded or accompanied by a prospectus.

WBI Funds are distributed by Quasar Distributors, LLC.

WBI ABSOLUTE RETURN BALANCED FUND

Comparison of the change in value of a hypothetical $250,000 investment in the WBI Absolute Return Balanced Fund - Institutional Shares vs. the
S&P 500® Index and the Barclays Capital Government/Credit Bond Index.

Total Return:
Since Inception1
WBI Absolute Return Balanced Fund - Institutional Shares	-1.50%
WBI Absolute Return Balanced Fund - No Load Shares	-1.70%
S&P 500® Index	0.91%
Barclays Capital Government/Credit Bond Index	7.63%
50% S&P 500® Index/ 50% Barclays Capital
Government/Credit Bond Index Blend	4.57%

Total Annual Fund Operating Expenses: 2.00% (Institutional Shares);
2.25% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

1	The Fund commenced operations on December 29, 2010.

WBI ABSOLUTE RETURN DIVIDEND GROWTH FUND

Comparison of the change in value of a hypothetical $250,000 investment in the
WBI Absolute Return Dividend Growth Fund - Institutional Shares vs. the S&P 500® Index

Total Return:
Since Inception1
WBI Absolute Return Dividend Growth Fund - Institutional Shares	-5.00%
WBI Absolute Return Dividend Growth Fund - No Load Shares	-5.00%
S&P 500® Index	0.91%

Total Annual Fund Operating Expenses: 1.93% (Institutional Shares);
2.18% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

1	The Fund commenced operations on December 29, 2010.

WBI Funds

EXPENSE EXAMPLE – November 30, 2011 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the No Load Shares and the Institutional Shares of each Fund at the beginning of the period and held for the entire period (6/1/11– 11/30/11).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.00% and 1.75% per the operating expenses limitation agreement for the No Load Shares and the Institutional Shares, respectively, of each Fund. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are

WBI Funds

EXPENSE EXAMPLE – November 30, 2011 (Unaudited), Continued

meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your transaction costs would have been higher.

WBI Absolute Return Balanced Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/11	11/30/11	6/1/11 – 11/30/11*
Actual	$1,000.00	$951.60	$9.78
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.04	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Balanced Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/11	11/30/11	6/1/11 – 11/30/11*
Actual	$1,000.00	$952.60	$8.57
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.29	$8.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Dividend Growth Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/11	11/30/11	6/1/11 – 11/30/11*
Actual	$1,000.00	$879.60	$9.42
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.04	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – November 30, 2011 (Unaudited), Continued

WBI Absolute Return Dividend Growth Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/11	11/30/11	6/1/11 – 11/30/11*
Actual	$1,000.00	$880.40	$8.25
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.29	$8.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – November 30, 2011

WBI Absolute Return Balanced Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS – November 30, 2011

WBI Absolute Return Dividend Growth Fund

Percentages represent market value as a percentage of total investments.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2011

Shares	COMMON STOCKS - 43.91%	Value

	Aerospace Product and
	Parts Manufacturing - 3.49%
7,207	Honeywell International, Inc.	$390,259

	Basic Chemical Manufacturing - 0.93%
5,458	Olin Corp.	103,702

	Beverage Manufacturing - 3.08%
5,389	PepsiCo, Inc.	344,896

	Converted Paper
	Product Manufacturing - 1.61%
10,255	Sealed Air Corp.	180,693

	Depository Credit Intermediation - 1.27%
1,944	M&T Bank Corp.	141,873

	Grocery Stores - 3.42%
19,152	Safeway, Inc.	383,040

	Hardware, and Plumbing and
	Heating Equipment and Supplies
	Merchant Wholesalers - 1.06%
1,871	Watsco, Inc.	118,808

	Machinery, Equipment, and
	Supplies Merchant Wholesalers - 1.16%
3,746	Applied Industrial Technologies, Inc.	129,349

	Motor Vehicle Parts Manufacturing - 3.29%
8,186	Eaton Corp.	367,633

	Newspaper, Periodical, Book,
	and Directory Publishers - 1.39%
5,765	Thomson Reuters Corp. (a)	156,059

	Other Food Manufacturing - 1.85%
4,241	McCormick & Co., Inc.	206,537

	Other Furniture Related
	Product Manufacturing - 1.86%
9,305	Leggett & Platt, Inc.	208,246

	Other General Purpose
	Machinery Manufacturing - 3.09%
7,604	Illinois Tool Works, Inc.	345,526

	Petroleum and Coal
	Products Manufacturing - 2.57%
5,144	Murphy Oil Corp.	287,652

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2011, Continued

Shares		Value

	Pharmaceutical and
	Medicine Manufacturing - 6.44%
10,548	Merck & Co., Inc.	$377,091
8,670	Teva Pharmaceutical Industries Ltd. - ADR	343,419
		720,510
	Printing and Related
	Support Activities - 2.42%
18,027	R. R. Donnelley & Sons Co.	270,766

	Pulp, Paper, and Paperboard Mills - 1.75%
6,545	MeadWestvaco Corp.	195,368

	Securities and Commodity Contracts
	Intermediation and Brokerage - 3.23%
2,097	BlackRock, Inc.	360,768
	TOTAL COMMON STOCKS
	(Cost $4,581,162)	4,911,685

	EXCHANGE-TRADED FUNDS - 32.58%

11,547	iShares Floating Rate Note ETF	564,745
7,524	iShares iBoxx $High Yield
	Corporate Bond Fund	651,579
16,052	iShares iBoxx $Investment
	Grade Corporate Bond Fund	1,776,796
5,455	SPDR Series Trust
	Long Term Corporate Bond	208,490
5,308	Vanguard Long-Term Corporate Bond ETF	442,793
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $3,708,864)	3,644,403

Principal
Amount	CORPORATE BONDS - 8.47%

	Alumina and Aluminum
	Production and Processing - 0.97%
	Alcoa, Inc.
$120,000	5.95%, 2/1/2037	108,215

	Depository Credit Intermediation - 0.77%
	Citigroup, Inc.
100,000	5.875%, 2/22/2033	86,008

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2011, Continued

Principal
Amount		Value

	Electric Power Generation,
	Transmission and Distribution - 1.10%
	Exelon Corp.
$115,000	5.625%, 6/15/2035	$122,937

	Fruit and Vegetable Preserving and
	Specialty Food Manufacturing - 0.54%
	Sara Lee Corp.
60,000	6.125%, 11/1/2032	60,690

	Household and Institutional Furniture
	and Kitchen Cabinet Manufacturing - 0.47%
	Masco Corp.
60,000	6.50%, 8/15/2032	52,896

	Insurance Carriers - 1.07%
	Travelers Companies, Inc.
115,000	3.90%, 11/1/2020	118,981

	Management of Companies
	and Enterprises - 0.17%
	JPMorgan Chase & Co.
10,000	2.60%, 1/15/2016	9,722
	Morgan Stanley
10,000	3.45%, 11/2/2015	8,955
		18,677

	Metal Ore Mining - 0.27%
	Southern Copper Corp.
30,000	6.75%, 4/16/2040	30,327

	Navigational, Measuring, Electromedical, and
	Control Instruments Manufacturing - 1.02%
	Raytheon Co.
115,000	3.125%, 10/15/2020	113,505

	Non-Depository Credit Intermediation - 0.95%
	General Electric Capital Corp.
100,000	5.00%, 5/15/2030	95,856
	John Deere Capital Corp.
10,000	2.80%, 9/18/2017	10,402
		106,258

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2011, Continued

Principal
Amount		Value

	Securities and Commodity Contracts
	Intermediation and Brokerage - 0.08%
	Goldman Sachs Group, Inc.
$10,000	3.625%, 2/7/2016	$9,423

	Wired Telecommunications Carriers - 1.06%
	Verizon Maryland, Inc.
115,000	5.125%, 6/15/2033	118,929
	TOTAL CORPORATE BONDS
	(Cost $945,137)	946,846

Shares	SHORT-TERM INVESTMENTS - 15.26%

1,706,719	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	1,706,719
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,706,719)	1,706,719
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $10,941,882) - 100.22%	11,209,653
	Liabilities in Excess
	of Other Assets - (0.22)%	(25,084)
	NET ASSETS - 100.00%	$11,184,569

(a)	U.S. traded security of a foreign issuer.
(b)	Rateshown is the 7-day yield as of November 30, 2011.
ADR - American Depositary Receipt
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2011

Shares	COMMON STOCKS - 88.26%	Value

	Activities Related to Real Estate - 2.13%
18,922	DuPont Fabros Technology, Inc.	$426,313

	Aerospace Product and
	Parts Manufacturing - 2.41%
6,170	Lockheed Martin Corp.	482,185

	Basic Chemical Manufacturing - 1.69%
10,205	Cabot Corp.	338,602

	Beverage Manufacturing - 3.73%
11,696	PepsiCo, Inc.	748,544

	Building Material and
	Supplies Dealers - 4.60%
38,389	Lowe’s Companies, Inc.	921,720

	Depository Credit Intermediation - 2.13%
10,681	Prosperity Bancshares, Inc.	427,133

	Grocery Stores - 1.98%
19,885	Safeway, Inc.	397,700

	Hardware, and Plumbing and
	Heating Equipment and Supplies
	Merchant Wholesalers - 3.39%
10,697	Watsco, Inc.	679,259

	Limited-Service Eating Places - 2.17%
10,020	Starbucks Corp.	435,670

	Motor Vehicle Manufacturing - 4.31%
21,309	PACCAR, Inc.	864,506

	Motor Vehicle Parts Manufacturing - 4.28%
19,119	Eaton Corp.	858,634

	Navigational, Measuring, Electromedical, and
	Control Instruments Manufacturing - 0.19%
4,224	Exelis, Inc.	37,763

	Office Administrative Services - 3.93%
27,023	Paychex, Inc.	786,640

	Other Financial Investment Activities - 4.02%
8,200	Evercore Partners, Inc. - Class A	227,058
28,560	Invesco Ltd. (a)	578,340
		805,398

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2011, Continued

Shares		Value

	Other Furniture Related
	Product Manufacturing - 3.26%
29,220	Leggett & Platt, Inc.	$653,944

	Other General Purpose
	Machinery Manufacturing - 0.36%
3,538	ITT Corp.	71,361

	Other Miscellaneous Manufacturing - 7.37%
21,210	Hasbro, Inc.	759,530
19,452	Valspar Corp.	717,390
		1,476,920

	Other Wood Product Manufacturing - 1.01%
8,448	Xylem, Inc.	201,907

	Petroleum and Coal
	Products Manufacturing - 12.63%
8,150	Chevron Corp.	837,983
10,695	Exxon Mobil Corp.	860,306
14,884	Murphy Oil Corp.	832,313
		2,530,602

	Pharmaceutical and
	Medicine Manufacturing - 6.16%
13,627	Novartis AG - ADR	737,493
12,564	Teva Pharmaceutical Industries Ltd. - ADR	497,660
		1,235,153
	Securities and Commodity Contracts
	Intermediation and Brokerage - 4.07%
4,740	BlackRock, Inc.	815,470

	Semiconductor and Other Electronic
	Component Manufacturing - 4.38%
34,209	Maxim Integrated Products, Inc.	877,461

	Software Publishers - 4.38%
8,839	Microsoft Corp.	226,102
10,877	SAP AG - ADR	652,185
		878,287

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2011, Continued

Shares		Value

	Waste Treatment and Disposal - 3.68%
17,393	Progressive Waste Solutions Ltd. (a)	$362,122
13,693	Republic Services, Inc.	375,873
		737,995
	TOTAL COMMON STOCKS
	(Cost $16,395,545)	17,689,167

	SHORT-TERM INVESTMENTS - 11.88%

2,380,040	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	2,380,040
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,380,040)	2,380,040
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $18,775,585) - 100.14%	20,069,207
	Liabilities in Excess of
	Other Assets - (0.14)%	(28,336)
	NET ASSETS - 100.00%	$20,040,871

(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day yield as of November 30, 2011.
ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2011

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Dividend
	Fund	Growth Fund

ASSETS
Investments in securities, at value
(identified cost $10,941,882
and $18,775,585, respectively)	$11,209,653	$20,069,207
Receivables
Fund shares sold	67,766	75,645
Dividends and interest	36,549	59,598
Dividend tax reclaim	278	2,182
Due from Advisor (Note 4)	5,678	—
Prepaid expenses	22,427	23,061
Total assets	11,342,351	20,229,693
LIABILITIES
Payables
Fund shares redeemed	58,809	59,313
Administration and fund accounting fees	37,307	37,307
Audit fees	16,400	16,400
Transfer agent fees and expenses	15,798	19,283
Service fees	15,168	37,846
Chief Compliance Officer fee	4,133	4,133
Shareholder reporting	2,898	2,739
12b-1 fees	2,116	2,577
Legal fees	2,110	2,083
Custody fees	1,666	1,936
Fund accounting fees	1,377	785
Due to Advisor (Note 4)	—	4,420
Total liabilities	157,782	188,822
NET ASSETS	$11,184,569	$20,040,871

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2011, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Dividend
	Fund	Growth Fund

CALCULATION OF NET ASSET VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$5,010,175	$4,815,256
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	509,450	506,891
Net asset value, offering and
redemption price per share	$9.83	$9.50

Institutional Shares
Net assets applicable to shares outstanding	$6,174,394	$15,225,615
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	626,786	1,602,607
Net asset value, offering and
redemption price per share	$9.85	$9.50

COMPONENTS OF NET ASSETS
Paid-in capital	$11,461,190	$22,424,823
Undistributed net investment income	42,727	59,486
Accumulated net realized loss on investments	(587,119)	(3,737,060)
Net unrealized appreciation on investments	267,771	1,293,622
Net assets	$11,184,569	$20,040,871

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the period ended November 30, 2011*

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Dividend
	Fund	Growth Fund

INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $1,237 and $5,259, respectively)	$91,665	$262,321
Interest	29,487	497
Other income	50	—
Total investment income	121,202	262,818

Expenses
Administration and fund
accounting fees (Note 4)	82,173	82,173
Advisory fees (Note 4)	42,485	112,557
Transfer agent fees and expenses (Note 4)	33,280	40,286
Registration fees	32,958	32,886
Audit fees	16,400	16,400
Service fees - Institutional Shares (Note 6)	10,354	34,980
Service fees - No Load Shares (Note 6)	6,639	10,042
Chief Compliance Officer fee (Note 4)	9,134	9,134
Custody fees (Note 4)	6,453	8,234
Trustee fees	5,082	5,295
Distribution fees - No Load Shares (Note 5)	4,129	6,284
Legal fees	3,735	3,806
Reports to shareholders	2,989	2,989
Pricing fees	2,357	1,693
Insurance expense	1,247	1,289
Other expenses	1,169	1,493
Total expenses	260,584	369,541
Less: advisory fee waiver and
expense reimbursement (Note 4)	(182,107)	(166,283)
Net expenses	78,477	203,258
Net investment income	42,725	59,560
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(587,117)	(3,737,134)
Net change in unrealized
appreciation on investments	267,771	1,293,622
Net realized and unrealized loss on investments	(319,346)	(2,443,512)
Net Decrease in Net Assets
Resulting from Operations	$(276,621)	$(2,383,952)

*	Fund commenced operations on December 29, 2010.

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF CHANGES IN NET ASSETS December 29, 2010* to November 30, 2011

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Dividend
	Fund	Growth Fund

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$42,725	$59,560
Net realized loss on investments	(587,117)	(3,737,134)
Net change in unrealized
appreciation on investments	267,771	1,293,622
Net decrease in net assets
resulting from operations	(276,621)	(2,383,952)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	11,461,190	22,424,823
Total increase in net assets	11,184,569	20,040,871
NET ASSETS
Beginning of period	—	—
End of period	$11,184,569	$20,040,871

Undistributed net investment
income at end of period	$42,727	$59,486

(a)	A summary of share transactions is as follows:
	No Load Shares		No Load Shares
	December 29, 2010*		December 29, 2010*
	to		to
	November 30, 2011		November 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	528,003	$5,270,319	646,691	$6,450,205
Shares redeemed**	(18,553)	(182,478)	(139,800)	(1,297,068)
Net increase	509,450	$5,087,841	506,891	$5,153,137
** Net of redemption fees of		$20		$5,172

	Institutional Shares		Institutional Shares
	December 29, 2010*		December 29, 2010*
	to		to
	November 30, 2011		November 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	691,147	$7,002,893	2,347,035	$24,107,045
Shares redeemed**	(64,361)	(629,544)	(744,428)	(6,835,359)
Net increase	626,786	$6,373,349	1,602,607	$17,271,686
** Net of redemption fees of		$568		$2,254

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements

WBI Absolute Return Balanced Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares		Institutional Shares
	December 29, 2010*		December 29, 2010*
	to		to
	November 30, 2011		November 30, 2011

Net asset value, beginning of period	$10.00		$10.00
Income from investment operations:
Net investment income	0.08	^	0.10	^
Net realized and unrealized
loss on investments	(0.25)		(0.25)
Total from investment operations	(0.17)		(0.15)
Redemption fees retained	0.00	^#	0.00	^#
Net asset value, end of period	$9.83		$9.85
Total return	-1.70	%‡	-1.50	%‡
Ratios/supplemental data:
Net assets, end of period (thousands)	$5,010		$6,174
Ratio of expenses to average net assets (a):
Before expense reimbursement	6.66	%†	5.80	%†
After expense reimbursement	2.00	%†	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	(3.77	)%†	(2.97	)%†
After expense reimbursement	0.89	%†	1.08	%†
Portfolio turnover rate	225.23	%‡	225.23	%‡

*	Commencement of operations.
#	Amount is less than $0.01.
^	Per share numbers have been calculated using the average shares method.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares		Institutional Shares
	December 29, 2010*		December 29, 2010*
	to		to
	November 30, 2011		November 30, 2011

Net asset value, beginning of period	$10.00		$10.00
Income from investment operations:
Net investment income	0.03	^	0.05	^
Net realized and unrealized
loss on investments	(0.55)		(0.55)
Total from investment operations	(0.52)		(0.50)
Redemption fees retained	0.02	^	0.00	^#
Net asset value, end of period	$9.50		$9.50
Total return	-5.00	%‡	-5.00	%‡
Ratios/supplemental data:
Net assets, end of period (thousands)	$4,815		$15,226
Ratio of expenses to average net assets:
Before expense reimbursement	4.56	%†	2.92	%†
After expense reimbursement	2.00	%†	1.75	%†
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	(2.20	)%†	(0.59	)%†
After expense reimbursement	0.36	%†	0.58	%†
Portfolio turnover rate	301.31	%‡	301.31	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011

NOTE 1 – ORGANIZATION

The WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund (the “Funds”) are each diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  Each Fund offers No Load Shares and Institutional Shares. The investment objective of the WBI Absolute Return Balanced Fund is to seek current income and long-term appreciation, while also seeking to protect principal during unfavorable market conditions. The investment objective of the WBI Absolute Return Dividend Growth Fund is to seek long-term capital appreciation and current income. The Funds commenced operations on December 29, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2011 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended November 30, 2011, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)
WBI Absolute Return Balanced Fund	$2	$(2)
WBI Absolute Return Dividend Growth Fund	(74)	74

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the period ended November 30, 2011, the WBI Absolute Return Balanced Fund – No Load Shares, and Institutional Shares retained $20 and $568, respectively, in redemption fees. During the period ended November 30, 2011, the WBI

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

Absolute Return Dividend Growth Fund – No Load Shares and Institutional Shares retained $5,172 and $2,254, respectively, in redemption fees.

G.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the period ended November 30, 2011, the Funds did not hold any derivative instruments.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

I.
Regulated Investment Company Modernization Act:  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2011:

WBI Absolute Return Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$502,641	$—	$—	$502,641
Information	156,058	—	—	156,058
Manufacturing	3,621,788	—	—	3,621,788
Retail Trade	383,040	—	—	383,040
Wholesale Trade	248,158	—	—	248,158
Total Common Stocks	4,911,685	—	—	4,911,685
Exchange-Traded Funds	3,644,403	—	—	3,644,403
Corporate Bonds
Finance and Insurance	—	382,521	—	382,521
Information	—	118,929	—	118,929
Management of Companies
and Enterprises	—	9,722	—	9,722
Manufacturing	—	282,410	—	282,410
Mining	—	30,327	—	30,327
Utilities	—	122,937	—	122,937
Total Corporate Bonds	—	946,846	—	946,846
Short-Term Investments	1,706,719	—	—	1,706,719
Total Investments
in Securities	$10,262,807	$946,846	$—	$11,209,653

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

WBI Absolute Return Dividend Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$435,670	$—	$—	$435,670
Administrative Support,
Waste Management	1,524,635	—	—	1,524,635
Finance and Insurance	2,048,001	—	—	2,048,001
Information	878,286	—	—	878,286
Manufacturing	10,377,583	—	—	10,377,583
Real Estate and Rental
and Leasing	426,313	—	—	426,313
Retail Trade	1,319,420	—	—	1,319,420
Wholesale Trade	679,259	—	—	679,259
Total Common Stocks	17,689,167	—	—	17,689,167
Short-Term Investments	2,380,040	—	—	2,380,040
Total Investments
in Securities	$20,069,207	$—	$—	$20,069,207

Refer to the Fund’s Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at November 30, 2011, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the period ended November 30, 2011.

New Accounting Pronouncement – On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, the Funds are evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the period ended November 30, 2011, WBI Investments, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the period ended November 30, 2011, the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund incurred $42,485 and $112,557, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  For the period ended November 30, 2011, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit each Fund’s No Load Shares aggregate annual operating expenses to 2.00% of average daily net assets and each Fund’s Institutional Shares aggregate annual operating expenses to 1.75% of average daily net assets.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended November 30, 2011, the Advisor reduced its fees and absorbed Fund expenses in the amount of $182,107 and $166,283 for the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund, respectively. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

WBI Absolute Return Balanced Fund		WBI Absolute Return Dividend Growth Fund
Year	Amount	Year	Amount
2014	$182,107	2014	$166,283

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the period ended November 30, 2011, the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

	WBI Absolute	WBI Absolute
	Return Balanced	Return Dividend
	Fund	Growth Fund

Administration and Fund Accounting	$82,173	$82,173
Transfer agency (a)	29,346	29,047
Custody	6,453	8,234

(a)	Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

For the period ended November 30, 2011, the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund were each allocated $9,134 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION (12b-1) FEE

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the No Load Shares only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s No Load Shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended November 30, 2011, the WBI Absolute Return Balanced Fund No Load Shares and the WBI Absolute Return Dividend Growth Fund No Load Shares paid the Distributor $4,129 and $6,284, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the No Load Shares and Institutional Shares may pay servicing fees at an annual rate of 0.40% of the average daily net assets of each class.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended November 30, 2011, the WBI Absolute Return Balanced Fund No Load Shares and Institutional Shares incurred shareholder servicing fees of $6,639 and $10,354, respectively, under the Agreement. For the period ended November 30, 2011, the WBI Absolute Return Dividend Growth No Load Shares and Institutional Shares incurred shareholder servicing fees of $10,042 and $34,980, respectively, under the Agreement.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Balanced Fund, were $17,891,331 and $8,069,478, respectively.

For the period ended November 30, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Dividend Growth Fund, were $49,579,317 and $29,446,583, respectively.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2011, Continued

NOTE 8 –  INCOME TAXES AND DISTRIBUTIONS TO
   SHAREHOLDERS

The cost basis of investments for federal income tax purposes at November 30, 2011 was as follows:

	WBI Absolute	WBI Absolute
	Return Balanced	Return Dividend
	Fund	Growth Fund

Cost of investments	$10,941,882	$18,805,861
Gross tax unrealized appreciation	$384,714	$1,429,432
Gross tax unrealized depreciation	(116,943)	(166,086)
Net tax unrealized appreciation (a)	267,771	1,263,346

Undistributed ordinary income	42,727	59,486
Accumulated long term capital gain	—	—
Total distributions earnings	42,727	59,486

Other accumulated losses	(587,119)	(3,706,784)
Total accumulated losses	$(276,621)	$(2,383,952)

The Funds made no distributions during the period ended November 30, 2011.

(a) The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At November 30, 2011, the Fund had capital loss carryforwards as follows:

Short-Term
Capital Loss Carryover

WBI Absolute Return Balanced Fund	$587,119

WBI Absolute Return Dividend Growth Fund	3,706,784

To the extent the Fund realizes future net capital gains, the gains will be offset by any available capital loss carryforward.

WBI Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of WBI  Funds

We have audited the accompanying statements of assets and liabilities of the WBI Absolute Return Fund and WBI Absolute Return Dividend Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period December 29, 2010 (commencement of operations) thru November 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WBI Absolute Return Balanced Fund and the WBI  Absolute return Dividend Growth Fund as of November 30, 2011, the results of their operations, the changes in their net assets and the financial highlights for the period December 29, 2010 (commencement of operations) thru November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2012

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2011 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operation of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years

Sallie P. Diederich	Trustee	Indefinite	Independent Mutual	2	Trustee,
(age 61)		term	Fund Consultant,		Advisors Series
615 E. Michigan Street		since	(1995 to present);		Trust (for series
Milwaukee, WI 53202		January	Corporate Controller,		not affiliated
		2011.	Transamerica Fund		with the Funds).
Management Company
(1994 to 1995); Senior
Vice President, Putnam
Investments (1992 to
1993); Vice President
and Controller,
American Capital
Mutual Funds
(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 75)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and Chief		not affiliated
		1997.	Operating Officer of		with the Funds);
			ICI Mutual Insurance		Trustee, The
			Company (until		Forward Funds
			January 1997).		(36 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 77)		term	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		May	(mutual funds)		not affiliated
		2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 72)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 64)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

Officers
Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 64)	and	term	(May 1991 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 44)	and	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 50)	and	term	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	since	to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 54)	President,	term	(February 2008 to present); General
615 E. Michigan Street	Chief	since	Counsel/Controller, Steinhafels, Inc. (September
Milwaukee, WI 53202	Compli-	September	1995 to February 2008).
	ance	2009.
Officer
and AML
Officer

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 46)		term	Fund Services, LLC (May 2006 to present);
615 E. Michigan Street		since	Senior Counsel, Wells Fargo Funds Management,
Milwaukee, WI 53202		June	LLC (May 2005 to May 2006); Senior Counsel,
		2007.	Strong Financial Corporation (January 2002 to
April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-924-3863.

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-924-3863 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

WBI Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
WBI Investments, Inc.
34 Sycamore Avenue, Suite 1-E
Little Silver, NJ 07739

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

Custodian
U.S. Bank National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
1-855-WBI-FUND (1-855-924-3863)

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus, please call 1-855-924-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2011
Audit Fees	$27,000
Audit-Related Fees	N/A
Tax Fees	$5,800
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.